ALPS SERIES TRUST

Seven Canyons World Innovators Fund and

Seven Canyons Strategic Income Fund (the “Funds”)

Supplement dated November 29, 2021

to the Funds’ Summary Prospectus and Prospectus

dated January 28, 2021

Dr. Samuel S. Stewart, Jr., Lead Portfolio Manager of the Seven Canyons Strategic Income Fund and Portfolio Manager of the Seven Canyons World Innovators Fund, recently passed away unexpectedly. Accordingly, all references to Dr. Stewart in the Funds’ Summary Prospectuses, Prospectus, and SAI of the Funds are deleted in their entirety. In addition, Andrey Kutuzov has joined the portfolio management team of the Seven Canyons Strategic Income Fund, effective immediately.

Accordingly, the Funds’ combined Prospectus is revised as follows:

The sub-section titled “Portfolio Managers” of the FUND SUMMARY section of the Prospectus for the Seven Canyons Strategic Income Fund is hereby deleted and replaced in its entirety with the following:

The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Josh Stewart	Since September 2019	Portfolio Manager
Spencer Stewart	Since September 2019	Portfolio Manager
Andrey Kutuzov	Since November 2021	Portfolio Manager

The sub-section titled “Portfolio Managers” of the FUND SUMMARY section of the Prospectus for the Seven Canyons World Innovators Fund is hereby deleted and replaced in its entirety with the following:

The Fund is managed by the following portfolio managers:

Portfolio Managers	Period of Service with the Fund	Primary Title
Josh Stewart	Since Inception (September 2018)	Lead Portfolio Manager
Spencer Stewart	Since September 2019	Portfolio Manager

The following information found under “THE PORTFOLIO MANAGERS” section of the combined Prospectus is hereby deleted and replaced in its entirety with the following:

The portfolio managers are primarily and jointly responsible for the day-to-day investment and reinvestment of the Funds’ assets.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

Fund	Portfolio Manager(s)
Seven Canyons Strategic Income Fund	Josh Stewart Spencer Stewart Andrey Kutuzov
Seven Canyons World Innovators Fund	Josh Stewart Spencer Stewart

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Josh Stewart	Josh Stewart has been the lead portfolio manager for the World Innovators Fund since inception. He also served as lead portfolio manager since January 2016 for the predecessor fund during its existence and a portfolio manager for the predecessor fund since 2012, each during the time the predecessor fund was managed by Wasatch Advisors. Mr. Stewart is a founding partner of Seven Canyons Advisors. Prior to Seven Canyons, Mr. Stewart worked at Wasatch Advisors, Inc. as an equities analyst covering international health care and technology companies, and as a health care services analyst at Sidoti & Company, LLC. Mr. Stewart graduated from the University of Utah earning a Bachelor of Arts in French Literature with a minor in Mathematics.
Spencer Stewart	Spencer Stewart is a portfolio manager and founding partner of Seven Canyons Advisors. Before Seven Canyons, he was a senior research analyst and a portfolio manager at Grandeur Peak Funds where he managed the Grandeur Peak Emerging Opportunities Fund (2013 – 2017), in the Diversified Emerging Markets category, the Grandeur Peak International Opportunities Fund (2015-2016), and the Grandeur Peak Global Reach Fund (2013-2015). Mr. Stewart was previously a research analyst at Wasatch Advisors and an analyst at Sidoti & Company in New York, a small cap stock institutional brokerage firm.
Andrey Kutuzov	Andrey Kutuzov has been a portfolio manager at Seven Canyons since February 2020. Before Seven Canyons, Andrey was a portfolio manager and a senior analyst at Wasatch Advisors. At Wasatch Advisors, he co-managed the Wasatch Emerging Markets Small Cap fund from January 2014 to February 2020. Andrey is also a CFA charter holder and has worked as a CPA for Deloitte audit practice. He has an MBA and a Masters of Accounting from University of Wisconsin – Madison.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.